Exhibit 99.2

The Hawthorne Business of The Scotts Miracle-Gro Company

Condensed Combined Financial Statements and Notes

as of December 27, 2025 and September 30, 2025

and for the three months ended December 27, 2025 and December 28, 2024

The Hawthorne Business of The Scotts Miracle-Gro Company

The Hawthorne Business of The Scotts Miracle-Gro Company

Condensed Combined Statements of Operations

(In millions)

(Unaudited)

	Three Months Ended
	December 27,	December 28,
	2025	2024
Net sales	$23.0	$37.2
Cost of sales	18.7	28.7
Cost of sales—impairment, restructuring and other	(0.1)	1.9
Gross margin	4.4	6.6
Operating expenses:
Selling, general and administrative	5.2	9.7
Impairment, restructuring and other	0.6	—
Other (income) expense, net	0.1	(0.3)
Loss before income taxes	(1.5)	(2.8)
Income tax expense	0.3	—
Net loss	$(1.8)	$(2.8)

See Notes to Condensed Combined Financial Statements.

The Hawthorne Business of The Scotts Miracle-Gro Company

Condensed Combined Balance Sheets

(In millions)

(Unaudited)

	December 27,	September 30,
	2025	2025
ASSETS
Current assets:
Accounts receivable, less allowances of $2.0 and $1.5, respectively	$24.3	$26.4
Inventories	48.4	50.1
Prepaid and other current assets	3.4	3.7
Total current assets	76.1	80.2
Property, plant and equipment, net	9.4	13.6
Other assets	16.5	17.8
Total assets	$102.0	$111.6

LIABILITIES AND BUSINESS EQUITY
Current liabilities:
Accounts payable	$8.6	$8.2
Other current liabilities	17.6	20.1
Total current liabilities	26.2	28.3
Other liabilities	8.4	9.5
Total liabilities	34.6	37.8
Commitments and contingencies (Notes 6 and 7)
Business equity:
Net parent investment	67.4	73.8
Total business equity	67.4	73.8
Total liabilities and business equity	$102.0	$111.6

See Notes to Condensed Combined Financial Statements.

The Hawthorne Business of The Scotts Miracle-Gro Company

Condensed Combined Statements of Cash Flows

(In millions)

(Unaudited)

	Three Months Ended
	December 27,	December 28,
	2025	2024
OPERATING ACTIVITIES
Net loss	$(1.8)	$(2.8)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Impairment, restructuring and other	—	1.2
Share-based compensation expense	0.2	0.7
Depreciation	0.5	0.9
Other, net	(0.2)	(0.2)
Changes in assets and liabilities:
Accounts receivable	2.0	1.4
Inventories	1.7	(15.6)
Prepaid and other current assets	0.3	2.1
Accounts payable	0.4	(1.9)
Other current liabilities	(2.5)	(0.8)
Other non-current items	0.3	(2.1)
Net cash provided by (used in) operating activities	0.9	(17.1)

INVESTING ACTIVITIES
Proceeds from sale of long-lived assets	1.3	—
Net cash provided by investing activities	1.3	—

FINANCING ACTIVITIES
Transfers (to) from Parent, net	(2.2)	17.1
Net cash provided by (used in) financing activities	(2.2)	17.1
Net change in cash and cash equivalents	—	—
Cash and cash equivalents at beginning of period	—	—
Cash and cash equivalents at end of period	$—	$—

See Notes to Condensed Combined Financial Statements.

The Hawthorne Business of The Scotts Miracle-Gro Company

Condensed Combined Statements of Business Equity

(In millions)

(Unaudited)

Net
Parent
Investment
Balance at September 30, 2025	$73.8
Net loss	(1.8)
Net transfers to Parent	(4.6)
Balance at December 27, 2025	$67.4

Balance at September 30, 2024	$74.2
Net loss	(2.8)
Net transfers from Parent	19.6
Balance at December 28, 2024	$91.0

See Notes to Condensed Combined Financial Statements.

The Hawthorne Business of The Scotts Miracle-Gro Company

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

(Dollars in millions)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The Hawthorne Gardening Company, LLC (“Hawthorne”) and its subsidiaries, HGCI LLC (“HGCI”), Hawthorne Hydroponics LLC (“Hawthorne Hydroponics”) and Hawthorne Canada Limited (“HCL”), are a combined group of wholly-owned legal entities of The Scotts Miracle-Gro Company (“Parent”) that provide nutrients, lighting, and other materials used for indoor and hydroponic gardening in North America.

Organization and Basis of Presentation

These unaudited Condensed Combined Financial Statements have been derived from the consolidated financial statements and accounting records of The Scotts Miracle-Gro Company and include the accounts of Hawthorne, HGCI, Hawthorne Hydroponics and certain operating assets and liabilities of HCL (collectively, the “Business”). These Condensed Combined Financial Statements reflect the combined historical results of operations, financial position and cash flows of the Business, as they were historically managed, in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and include allocations of expenses for certain corporate or shared services functions historically provided by the Parent, including, but not limited to, finance, legal, information technology, human resources, ethics and compliance, shared services, insurance, employee benefits and incentives. The Parent allocated expenses to the Business on the basis of direct usage when identifiable, with the remainder allocated on a pro rata basis of net sales, headcount or other measures considered to be a reasonable reflection of the historical utilization levels of the service the Business received from the Parent. Management believes the assumptions regarding the allocation of general corporate expenses from the Parent are reasonable; however, amounts recognized by the Business in these Condensed Combined Financial Statements may not necessarily be representative of the actual costs that would have been reflected in these Condensed Combined Financial Statements had the Business operated independently of the Parent.

As all legal entities of the Business are held under the common control of the Parent with no single entity within the Business holding financial control over all the other legal entities of the Business, these Condensed Combined Financial Statements will present business equity in lieu of stockholders’ equity. The business equity section in these Condensed Combined Financial Statements includes: net parent investment, which is comprised of the Parent’s historical investment in the Business and the net effect of the transactions with and allocations from the Parent.

Intercompany transactions between the Business and the Parent are generally considered to be effectively settled in the Condensed Combined Financial Statements at the time the transactions are recorded. The total net effect of the settlement of these intercompany transactions is reflected in the Condensed Combined Statements of Cash Flows as a financing activity and in the Condensed Combined Balance Sheet as net parent investment. General financing activities include the net impact of any cash movements resulting from the Parent’s centralized cash management approach.

The Parent has historically used a centralized approach to cash management and financing of its operations, as needed. Certain portions of the Business’s cash are transferred to the Parent according to centrally managed cash programs by Treasury and the Parent funds the Business’s operating and investing activities as needed. Cash transfers to and from the Parent’s cash management accounts are reflected as a component of net parent investment in the Condensed Combined Balance Sheet.

None of the debt obligations of the Parent or corresponding interest expense have been included in the Condensed Combined Financial Statements, as the Business is neither the legal obligor, nor transferee for any portion of such debt.

The Hawthorne Business of The Scotts Miracle-Gro Company

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

(Dollars in millions)

The Parent has allocated income taxes to the Business in the accompanying Condensed Combined Financial Statements as if the Business entities were held in a separate corporation which filed separate income tax returns. The Parent believes the assumptions underlying its allocation of income taxes on a separate return basis are reasonable.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted or condensed pursuant to the rules and regulations for interim financial statements. Accordingly, these Condensed Combined Financial Statements for the fiscal quarter ended December 27, 2025 should be read in conjunction with the audited Combined Financial Statements of the Business for the fiscal year ended September 30, 2025, which includes a complete set of footnote disclosures, including significant accounting policies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Condensed Combined Financial Statements and accompanying notes and related disclosures. Although these estimates are based on management’s best knowledge of current events and actions the Business may undertake in the future, actual results ultimately may differ from the estimates.

NOTE 2. IMPAIRMENT, RESTRUCTURING AND OTHER

Activity described herein is classified within the “Cost of sales—impairment, restructuring and other” and “Impairment, restructuring and other” lines in the Condensed Combined Statements of Operations. The following table details impairment, restructuring and other charges (recoveries) for each of the periods presented:

	Three Months Ended
	December 27,	December 28,
	2025	2024

Cost of sales—impairment, restructuring and other:
Restructuring and other charges (recoveries), net	$(0.1)	$0.8
Right-of-use asset impairments	—	1.1
Operating expenses—impairment, restructuring and other:
Restructuring and other charges, net	0.6	—
Total impairment, restructuring and other charges	$0.5	$1.9

The following table summarizes the activity related to liabilities associated with restructuring activities during the three months ended December 27, 2025:

Amounts accrued at September 30, 2025	$0.4
Restructuring charges	0.4
Payments	(0.5)
Amounts accrued at December 27, 2025	$0.3

Impairment, restructuring and other charges for the three months ended December 27, 2025 were not material.

During fiscal 2022, the Business began implementing a series of Company-wide organizational changes and initiatives intended to create operational and management-level efficiencies. As part of this restructuring initiative, the Business reduced the size of its supply chain network, reduced staffing levels and implemented other cost-reduction initiatives. During the three months ended December 28, 2024, the Business incurred costs of $1.9 in the “Cost of sales—impairment, restructuring and other” line in the Condensed Consolidated Statements of Operations associated with this restructuring initiative primarily related to facility closure costs and impairment of right of use assets.

The Hawthorne Business of The Scotts Miracle-Gro Company

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

(Dollars in millions)

NOTE 3. INVENTORIES

Inventories consisted of the following for each of the periods presented:

	December 27,	September 30,
	2025	2025
Finished goods	$43.5	$45.3
Raw materials	4.8	4.6
Work-in-process	0.1	0.2
Total	$48.4	$50.1

NOTE 4. SHARE-BASED COMPENSATION

The Business’s employees have historically participated in the Parent’s share-based compensation plan, which has historically granted stock options, restricted stock units and performance-based award units. Total share-based compensation expense for the Business during the three months ended December 27, 2025 and December 28, 2024 was $0.2 and $0.7, respectively, which includes expense allocated from the Parent of $0.1 and $0.3, respectively.

NOTE 5. INCOME TAXES

The effective tax rates for the three months ended December 27, 2025 and December 28, 2024 were (20)% and 0%, respectively. The effective tax rate used for interim reporting purposes is based on management’s best estimate of factors impacting the effective tax rate for the full fiscal year and includes the impact of discrete items recognized in the period. There can be no assurance that the effective tax rate estimated for interim financial reporting purposes will approximate the effective tax rate determined at fiscal year-end.

The Business entities are included within income tax returns filed by the Parent in the U.S. federal jurisdiction and various state, local and foreign jurisdictions. Subject to the following exceptions, the Business is no longer subject to examination by these tax authorities for fiscal years prior to 2022. There are currently no ongoing audits with respect to the U.S. federal jurisdiction. With respect to the foreign jurisdictions, a Canadian audit covering fiscal years 2020 through 2021 is in process. The Business is currently under examination by certain U.S. state and local tax authorities covering various periods from fiscal years 2018 through 2023. In addition to the aforementioned audits, certain other tax deficiency notices and refund claims for previous years remain unresolved.

The Business currently anticipates that few of its open and active audits will be resolved within the next twelve months. The Business is unable to make a reasonably reliable estimate as to when or if cash settlements with taxing authorities may occur. Although the outcomes of such examinations and the timing of any payments required upon the conclusion of such examinations are subject to significant uncertainty, the Business does not anticipate that the resolution of these tax matters or any events related thereto will result in a material change to its financial position, results of operations or cash flows.

On July 4, 2025, President Trump signed into law the One Big Beautiful Bill Act (“OBBBA”). The OBBBA makes permanent key elements of the Tax Cuts and Jobs Act, including 100% bonus depreciation, domestic research cost expensing and the business interest expense limitations. The legislation has multiple effective dates, with certain provisions effective in fiscal year 2025 and others implemented through fiscal year 2027. The corporate tax changes included in OBBBA did not have a material impact on the effective tax rate during fiscal 2025 and the Business does not anticipate a material impact on the effective tax rate in future periods.

NOTE 6. CONTINGENCIES

Management regularly evaluates contingencies, including various judicial and administrative proceedings and claims arising in the ordinary course of business relating to, among other things, product and general liabilities, workers’ compensation, property losses and other liabilities for which the Business retains a high exposure limit. Legal costs incurred in connection with the resolution of claims, lawsuits and other contingencies generally are expensed as incurred. In the opinion of management, the assessment of contingencies is reasonable and related accruals are adequate, both individually and in the aggregate; however, there can be no assurance that final resolution of these matters will not have a material effect on the financial condition, results of operations or cash flows of the Business.

The Hawthorne Business of The Scotts Miracle-Gro Company

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

(Dollars in millions)

NOTE 7. LEASES

The Business leases certain property and equipment from third parties under various non-cancelable lease agreements, including industrial, commercial and office properties and equipment that support the management, manufacturing and distribution of products marketed and sold by the Business. The lease agreements generally require that the Business pay taxes, insurance and maintenance expenses related to the leased assets. At December 27, 2025, the Business had not entered into any material operating leases that were yet to commence. From time to time, the Business will sublease portions of its facilities, resulting in sublease income. Sublease income and related cash flows were not material for the three months ended December 27, 2025 and December 28, 2024.

Supplemental balance sheet information related to the Business’s leases was as follows:

		December 27,	September 30,
	Balance Sheet Location	2025	2025
Operating leases
Right-of-use assets	Other assets	$11.4	$12.5

Current lease liabilities	Other current liabilities	4.6	4.1
Non-current lease liabilities	Other liabilities	8.4	9.5
Total operating lease liabilities		$13.0	$13.6

Components of lease cost were as follows:

	Three Months Ended
	December 27,	December 28,
	2025	2024
Operating lease cost (a)	$1.2	$1.1
Variable lease cost	0.2	0.2

(a)	Operating lease cost includes amortization of ROU assets of $1.7 and $2.3 for the three months ended December 27, 2025 and December 28, 2024, respectively. Short-term lease expense is excluded from operating lease cost and was not material for the three months ended December 27, 2025 and December 28, 2024.

Supplemental cash flow information and non-cash activity related to the Business’s leases were as follows:

	Three Months Ended
	December 27,	December 28,
	2025	2024
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows related to operating leases	$0.9	$1.2

Right-of-use assets obtained / adjusted in exchange for new or modified lease obligations:
Operating leases	$0.7	$1.2

Weighted-average remaining lease term and discount rate for the Business’s leases were as follows:

	December 27,	September 30,
	2025	2025
Weighted-average remaining lease term (in years):
Operating leases	3.0	3.2

Weighted-average discount rate:
Operating leases	6.1%	6.0%

The Hawthorne Business of The Scotts Miracle-Gro Company

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

(Dollars in millions)

Maturities of lease liabilities by fiscal year for the Business’s leases as of December 27, 2025 were as follows:

Year	Operating Leases
2026 (remainder of the year)	$3.9
2027	4.6
2028	3.4
2029	2.3
2030	—
Thereafter	—
Total lease payments	14.2
Less: Imputed interest	(1.2)
Total lease liabilities	$13.0

NOTE 8. DISAGGREGATION OF REVENUE

The following table presents net sales by product category for the periods indicated:

	Three Months Ended
	December 27,	December 28,
	2025	2024
Nutrients	$10.4	$17.5
Lighting	6.0	8.1
Growing media	3.0	4.8
Other, primarily hardware and growing environment	3.6	6.8
Total net sales	$23.0	$37.2

The following table presents net sales by geographic area for the periods indicated:

	Three Months Ended
	December 27,	December 28,
	2025	2024
Net sales:
United States	$21.7	$35.2
Canada	1.3	2.0
	$23.0	$37.2

NOTE 9. RELATED PARTIES

The Business has historically been managed as part of the operations of the Parent and has various relationships whereby the Parent provides services to the Business. The Business participated in a number of corporate-wide programs administered by the Parent and has historically relied on the services of the Parent for certain functions including finance, legal, information technology, human resources, ethics and compliance, shared services, insurance, employee benefits and incentives. These expenses have been charged on the basis of direct usage when identifiable, with the remainder allocated on the basis of revenue and headcount. The costs of these services that have been allocated to the Business for the three months ended December 27, 2025 and December 28, 2024 amounted to $3.3 and $2.7, respectively, and are included in the Condensed Combined Statements of Operations within selling, general and administrative expenses.

General financing activities primarily include the cash generated by the Business from its operations that have been transferred to the Parent, offset by cash transfers from the Parent to fund investing and financing outflows of the Business as part of the Parent’s centralized Treasury cash management. Refer to “NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” for additional discussion regarding corporate allocations and interaction of the Business with the Parent.

The Hawthorne Business of The Scotts Miracle-Gro Company

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

(Dollars in millions)

Transactions between the Business and related entities which are not part of the Business are summarized in the following table:

	Three Months Ended
	December 27,	December 28,
	2025	2024
Purchases of inventory	$2.2	$1.8

General financing activities	$(8.1)	$16.2
Total cost allocation	3.3	2.7
Share-based compensation	0.2	0.7
Net transfers (to) from Parent	$(4.6)	$19.6

NOTE 10. SUBSEQUENT EVENTS

These Condensed Combined Financial Statements are derived from the consolidated financial statements of the Parent, which issued its quarterly financial statements for the three months ended December 27, 2025 and December 28, 2024 on February 4, 2026. Accordingly, the Business has evaluated recognizable subsequent events through the date of February 4, 2026 and non-recognizable subsequent events through the date these financial statements were available for issuance.

On April 8, 2026, the Parent completed the sale of the Business to Vireo Growth Inc.